                                                                   EXHIBIT 10.46

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

                                 LEASE AGREEMENT

         THIS LEASE, made this 10TH DAY OF MARCH, 2003, between WESTPORT JOINT VENTURE, A CALIFORNIA JOINT VENTURE, hereinafter called Landlord, and FIRST VIRTUAL COMMUNICATIONS, INC., A DELAWARE CORPORATION, hereinafter called Tenant.

                                   WITNESSETH:

         Landlord hereby leases to Tenant and Tenant hereby hires and takes from Landlord those certain premises (the "Premises") outlined in Red on Exhibit A, attached hereto and incorporated herein by this reference thereto more particularly described as follows:

A portion of that certain 48,384+ square foot, two-story building ("Building") located at 3200 BRIDGE PARKWAY, SUITE 202, REDWOOD CITY, CALIFORNIA 94065, consisting of approximately 19,715+ SQUARE FEET OF SPACE (WITH 15,204+ SQUARE FEET ON THE SECOND FLOOR OF THE BUILDING AND 4,511+ SQUARE FEET ON THE FIRST FLOOR OF THE BUILDING INCLUDING TENANT'S PROPORTIONATE SHARE OF THE COMMON AREA OF THE BUILDING). Said Premises is more particularly shown within the area outlined in Red on Exhibit A attached hereto. The entire parcel, of which the Premises is a part, is shown within the area outlined in Green on Exhibit A attached. As of the Lease Commencement Date, Tenant's Premises shall contain 19,715+ square feet of space as shown in Red on Exhibit B attached hereto ("Phase I Premises"). Subject to Paragraph 46, commencing May 1, 2004, Tenant's Premises shall be decreased to 16,183+ square feet (with 15,204+ square feet on the second floor of the Building and 979+ square feet on the first floor of the Building including Tenant's Proportionate Share of the Common Area of the Building) (the "Phase II Premises") with the reduced square footage of 3,532+ shown in Blue on Exhibit B attached hereto. The Premises shall be improved by Landlord as shown on Exhibit B and subject to Landlord making said improvements and to Paragraph 9 ("As-Is Basis"), IS LEASED ON AN "AS-IS" BASIS, in its present condition, and in the configuration as shown in Red on Exhibit B attached hereto.

As used herein the Complex shall mean and include all of the land outlined in Green in Exhibit A attached hereto, common area private roads within the Complex, and all of the buildings, improvements, fixtures and equipment now or hereafter situated on said land. The gross leasable area of the Building shall be measured from outside of exterior walls to outside of exterior walls, and shall include any atriums, covered entrances or egresses and covered building loading areas.

         Said letting and hiring is upon and subject to the terms, covenants and conditions hereinafter set forth and Tenant covenants as a material part of the consideration for this Lease to perform and observe each and all of said terms, covenants and conditions. This Lease is made upon the conditions of such performance and observance.

         1. USE. Tenant shall use the Premises only in conformance with applicable governmental laws, regulations, rules and ordinances for the purpose of general office and storage uses necessary for Tenant to conduct Tenant's business, provided that such uses shall be in accordance with all current and future applicable governmental laws and ordinances and zoning restrictions, and for no other purpose. Tenant shall not do or permit to be done in or about the Premises or the Complex nor bring or keep or permit to be brought or kept in or about the Premises or the Complex anything which is prohibited by or will in any way increase the existing rate of (or otherwise affect) fire or any insurance covering the Complex or any part thereof, or any of its contents, or will cause a cancellation of any insurance covering the Complex or any part thereof, or any of its contents. Tenant shall not do or permit to be done anything in, on or about the Premises or the Complex which will in any way obstruct or interfere with the rights of other tenants or occupants of the Complex or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises or the Complex. No sale by auction shall be permitted on the Premises. Tenant shall not place any loads upon the floors, walls, or ceiling which endanger the structure, or place any harmful fluids or other materials in the drainage system of the Building, or overload existing electrical or other mechanical systems. No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises or outside of the Building in which the Premises are a part, except in trash containers placed inside exterior enclosures designated by Landlord for that purpose or inside of the Building proper where designated by Landlord. No materials, supplies, equipment, finished

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Multi Tenant/Complex              Page 1 of 26

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                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain outside the Premises or on any portion of the common area of the Complex. Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises. No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall indemnify, defend and hold Landlord harmless against any loss, expense, damage, reasonable attorneys' fees, or liability arising out of failure of Tenant to comply with any applicable law for which Tenant is obligated to comply under the terms of this Lease. Tenant shall comply with any covenant, condition, or restriction ("CC&R's") affecting the Premises. The provisions of this Paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any Tenant or occupant of the Complex.

         2. TERM.

         A. The Term of this Lease shall be for a period of TEN (10) YEARS (unless sooner terminated as hereinafter provided) and, subject to Paragraphs 2.B and 3, SHALL COMMENCE ON THE 1ST DAY OF MAY , 2003 (THE "COMMENCEMENT DATE") AND END ON THE 30TH DAY OF APRIL, 2013.

         B. Possession of the Premises shall be tendered by Landlord to Tenant and the Term of the Lease shall commence on May 1, 2003, or as otherwise agreed in writing.

         It is agreed in the event said Lease commences on a date other than the first day of the month the Term of the Lease will be extended to account for the number of days in the partial month. The Basic Rent during the resulting partial month will be pro-rated (for the number of days in the partial month) at the Basic Rent rate scheduled for the projected Commencement Date as shown in Paragraph 4.A.

         3. POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of said Premises to Tenant at the commencement of the said Term, as hereinbefore specified, this Lease shall not be void or voidable; no obligation of Tenant shall be affected thereby; nor shall Landlord or Landlord's agents be liable to Tenant for any loss or damage resulting therefrom; but in that event the commencement and termination dates of the Lease, and all other dates affected thereby shall be revised to conform to the date of Landlord's delivery of possession, as specified in Paragraph 2.B above. The above is, however, subject to the provision that the period of delay of delivery of the Premises shall not exceed thirty (30) days from the date this Lease is executed by all parties hereto (except those delays caused by Acts of God, strikes, war, utilities, governmental bodies, weather, unavailable materials, and delays beyond Landlord's control ("Force Majeure Delays") shall be excluded in calculating such period) in which instance Tenant, at its option, may, by written notice to Landlord, terminate this Lease; provided Tenant submits said notice to Landlord prior to the expiration of said thirty (30) day period as extended by Force Majeure Delays.

         4. RENT.

         A. Basic Rent. Tenant agrees to pay to Landlord at such place as Landlord may designate without deduction, offset, prior notice, or demand, and Landlord agrees to accept as Basic Rent for the Leased Premises the total sum of SEVEN MILLION SIX HUNDRED FORTY-SEVEN THOUSAND THREE HUNDRED SEVENTY-THREE AND 20/100 DOLLARS ($7,647,373.20) in lawful money of the United States of America, payable as follows:

         Upon Tenant's execution of this Lease, the sum of ONE HUNDRED TWENTY-SEVEN THOUSAND FOUR HUNDRED FIFTY-SIX AND 22/100 DOLLARS ($127,456.22) shall be due, representing the Basic Rent for the month of May 2003 ($56,445.76) and the Basic Rent for the month of April 2013 ($71,010.46).

         On June 1, 2003, the sum of FIFTY-SIX THOUSAND FOUR HUNDRED FORTY-FIVE AND 76/100 DOLLARS ($56,445.76) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2004.

         On May 1, 2004, the sum of FIFTY-EIGHT THOUSAND SIXTY-FOUR AND 06/100 DOLLARS ($58,064.06) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2005.

              Initial:________
Multi Tenant/Complex              Page 2 of 27

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                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

         On May 1, 2005, the sum of FIFTY-NINE THOUSAND SIX HUNDRED EIGHTY-TWO AND 36/100 DOLLARS ($59,682.36) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2006.

         On May 1, 2006, the sum of SIXTY-ONE THOUSAND THREE HUNDRED AND 66/100 DOLLARS ($61,300.66) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2007.

         On May 1, 2007, the sum of SIXTY-TWO THOUSAND NINE HUNDRED EIGHTEEN AND 96/100 DOLLARS ($62,918.96) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2008.

         On May 1, 2008, the sum of SIXTY-FOUR THOUSAND FIVE HUNDRED THIRTY-SEVEN AND 26/100 DOLLARS ($64,537.26) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2009.

         On May 1, 2009, the sum of SIXTY-SIX THOUSAND ONE HUNDRED FIFTY-FIVE AND 56/100 DOLLARS ($66,155.56) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2010.

         On May 1, 2010, the sum of SIXTY-SEVEN THOUSAND SEVEN HUNDRED SEVENTY-THREE AND 86/100 DOLLARS ($67,773.86) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2011.

         On May 1, 2011, the sum of SIXTY-NINE THOUSAND THREE HUNDRED NINETY-TWO AND 16/100 DOLLARS ($69,392.16) shall be due, and a like sum due on the first day of each month thereafter, through and including April 1, 2012.

         On May 1, 2012, the sum of SEVENTY-ONE THOUSAND TEN AND 46/100 DOLLARS ($71,010.46) shall be due, and a like sum due on the first day of each month thereafter, through and including March 1, 2013; or until the entire aggregate sum of SEVEN MILLION SIX HUNDRED FORTY-SEVEN THOUSAND THREE HUNDRED SEVENTY-THREE AND 20/100 DOLLARS ($7,647,373.20) has been paid.

         B. Time for Payment. Full monthly Rent is due in advance on the first day of each calendar month. In the event that the Term of this Lease commences on a date other than the first day of a calendar month, on the date of commencement of the Term hereof Tenant shall pay to Landlord as Rent for the period from such date of commencement to the first day of the next succeeding calendar month that proportion of the monthly Rent hereunder for the number of days between such date of commencement and the first day of the next succeeding calendar month. In the event that the Term of this Lease for any reason ends on a date other than the last day of a calendar month, on the first day of the last calendar month of the Term hereof Tenant shall pay to Landlord as Rent for the period from said first day of said last calendar month to and including the last day of the Term hereof that proportion of the monthly Rent hereunder for the number of days between said first day of said last calendar month and the last day of the Term hereof.

         C. Late Charge. Notwithstanding any other provision of this Lease, if Tenant does not pay to Landlord any payment of Rent as set forth in this Paragraph 4 when due, or any part thereof, Tenant agrees to pay Landlord, in addition to the delinquent Rent due, a late charge for each Rent payment not received by Landlord within ten (10) days of the due date ("Late Charge"). Said Late Charge shall equal ten percent (10%) of each Rent payment not received by Landlord within such ten (10) day period. Said Late Charge shall be paid by Tenant within thirty (30) days after presentation of an invoice from Landlord or Landlord's agent setting forth the amount of said Late Charge. Notwithstanding anything to the contrary herein, Landlord's failure to issue a Late Charge invoice in the month of any late payment shall not be considered a waiver of Landlord's right to collect said Late Charge.

         D. Additional Rent. Beginning with the Commencement Date of the Term of this Lease, Tenant shall pay to Landlord or to Landlord's designated agent in addition to the Basic Rent and as Additional Rent the following:

              Initial:________
Multi Tenant/Complex              Page 3 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

                  (a) Tenant's Proportionate Share of all Taxes relating to the Complex and Premises as set forth in Paragraph 13, and

                  (b) Tenant's Proportionate Share of all insurance premiums and deductibles relating to the Complex and Premises, as set forth in Paragraph 17, and

                  (c) Tenant's Proportionate Share of expenses for the operation, management, maintenance, and repair of the Building (including common areas of the Building) and Common Areas of the Complex in which the Premises are located as set forth in Paragraph 7, and

                  (d) All charges, costs and expenses, which Tenant is required to pay hereunder, together with all interest and penalties, costs and expenses including reasonable attorneys' fees and legal expenses, that may accrue thereto in the event of Tenant's failure to pay such amounts, and all damages, reasonable costs and expenses which Landlord may incur by reason of default of Tenant or failure on Tenant's part to comply with the terms of this Lease. In the event of nonpayment by Tenant of Additional Rent, Landlord shall have all the rights and remedies with respect thereto as Landlord has for nonpayment of Rent.

         The Additional Rent due hereunder shall be paid to Landlord or Landlord's agent (i) within five days for taxes and insurance and within thirty
(30) days for all other Additional Rent items after presentation of invoice from Landlord or Landlord's agent setting forth such Additional Rent (notwithstanding anything to the contrary herein, Landlord shall not be required to submit ongoing monthly statements to Tenant reflecting amounts owed as Additional Rent) and/or (ii) at the option of Landlord, Tenant shall pay to Landlord monthly, in advance, Tenant's prorata share of an amount estimated by Landlord to be Landlord's approximate average monthly expenditure for such Additional Rent items, which estimated amount shall be reconciled (i) within one hundred twenty
(120) days of the end of each calendar year and (ii) within 120 days of the Lease Termination Date (or as soon thereafter as reasonably possible if, for whatever reason, the Landlord cannot complete the reconciliation within said 120 day periods) or more frequently if Landlord elects to do so at Landlord's sole and absolute discretion as compared to Landlord's actual expenditure for said Additional Rent items, with Tenant paying to Landlord, upon demand, any amount of actual expenses expended by Landlord in excess of said estimated amount, or Landlord crediting to Tenant (providing Landlord may withhold any amount thereof required to cure Tenant's default in the performance of any of the terms, covenants and conditions of this Lease) any amount of estimated payments made by Tenant in excess of Landlord's actual expenditures for said Additional Rent Items. Within thirty (30) days after receipt of Landlord's reconciliation, Tenant shall have the right, at Tenant's sole expense, to audit, at a mutually convenient time at Landlord's office, Landlord's records specifically limited to the foregoing expenses. Such audit must be conducted by Tenant or an independent nationally recognized accounting firm that is not being compensated by Tenant or other third party on a contingency fee basis. Tenant shall submit to Landlord a complete copy of said audit at no expense to Landlord and a written notice stating the results of said audit, and if such notice by Tenant and the respective audit reveals that Landlord has overcharged Tenant, and the audit is not challenged by Landlord, the amount overcharged shall be credited to Tenant's account within thirty (30) days after completion of Landlord's review and approval of said audit. The audit rights of Tenant under this Paragraph 4.D are granted for Tenant's personal benefit and may not be assigned or transferred by Tenant, either voluntarily or by operation of law, in any manner whatsoever. In the event that Landlord consents to an assignment under Paragraph 21, the audit rights herein shall be void and of no force and effect, whether or not Tenant shall have purported to exercise its right to audit Landlord's records prior to such assignment. Notwithstanding anything to the contrary herein, no subtenant shall have any right to conduct an audit of Landlord's books and/or records.

         Landlord may if so requested by Tenant, but shall not be required to, provide Tenant with copies of individual invoices related to the foregoing actual expenses, either by facsimile or by U.S. mail; however, in no event shall Landlord be obligated to provide duplicate copies of any invoice or other Lease documentation to Tenant and/or Tenant's representative (if any) for an audit of Tenant's records outside of Landlord's office.

         E. Fixed Management Fee. Beginning with the Commencement Date of the Term of this Lease, Tenant shall pay to Landlord, in addition to the Basic Rent and Additional Rent, a fixed monthly management fee ("Management Fee") equal to three percent (3%) of the Basic Rent due for each month during the Lease Term. Tenant shall be responsible for calculating the monthly Management Fee based on the Basic Rent schedule shown in Paragraph 4.A above, and for paying said Management Fee by the first

              Initial:________
Multi Tenant/Complex              Page 4 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

day of each month during the Term of this Lease. Tenant's failure to pay the monthly Management Fee by the due date will result in a Late Charge being assessed pursuant to the terms of Paragraph 4.C above. SAID MANAGEMENT FEE SHALL BE PAID BY TENANT TO A&P PROPERTY MANAGEMENT COMPANY AT 2560 MISSION COLLEGE BLVD., SUITE 101, SANTA CLARA, CALIFORNIA 95054.

         The reference to "Rent" in this Paragraph 4 includes Basic Rent, Additional Rent, and fixed Management Fee. The respective obligations of Landlord and Tenant under this Paragraph shall survive the expiration or other termination of the Term of this Lease, and if the Term hereof shall expire or shall otherwise terminate on a day other than the last day of a calendar year, the actual Additional Rent incurred for the calendar year in which the Term hereof expires or otherwise terminates shall be determined and settled on the basis of the statement of actual Additional Rent for such calendar year and shall be prorated in the proportion which the number of days in such calendar year preceding such expiration or termination bears to 365.

         F. Place of Payment of Rent. All Rent hereunder, except for the Management Fee referenced in Paragraph 4.E above, shall be paid to Landlord at the office of Landlord at: WESTPORT JOINT VENTURE, 2560 MISSION COLLEGE BLVD., SUITE 101, SANTA CLARA, CA 95054, or to such other person or to such other place as Landlord may from time to time designate in writing.

         G. Security Deposit. Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the sum of ONE HUNDRED FORTY-TWO THOUSAND TWENTY AND 92/100 DOLLARS ($142,020.92). Said sum shall be held by Landlord as a Security Deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the Term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of Rent and any of the monetary sums due herewith, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any other amount which Landlord may spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said Deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in the amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such Deposit. If Tenant fully and faithfully performs every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of tenant's interest hereunder) at the expiration or earlier termination of the Lease Term and after Tenant has vacated the Premises; provided, however, that Landlord may withhold therefrom the amount necessary to cover the cost of restoration of the Premises if Tenant fails to do so as required under Lease Paragraph 8 and to cure any then uncured default by Tenant under this Lease. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said Deposit to Landlord's successor in interest whereupon Tenant agrees to release Landlord from liability for the return of such Deposit or the accounting therefor. Tenant hereby waives the protection of
Section 1950.7 of the California Civil Code.

         5. RULES AND REGULATIONS AND COMMON AREA. Subject to the terms and conditions of this Lease and such Rules and Regulations as Landlord may from time to time prescribe, Tenant and Tenant's employees, invitees and customers shall, in common with other occupants of the Complex in which the Premises are located, and their respective employees, invitees and customers, and others entitled to the use thereof, have the non-exclusive right to use the access roads, parking areas, and facilities provided and designated by Landlord for the general use and convenience of the occupants of the Complex in which the Premises are located, which areas and facilities are referred to herein as "Common Area". This right shall terminate upon the termination of this Lease. Landlord reserves the right from time to time to make changes in the shape, size, location, amount and extent of Common Area. Landlord further reserves the right to promulgate such reasonable Rules and Regulations relating to the use of the Common Area, and any part or parts thereof, as Landlord may deem appropriate for the best interests of the occupants of the Complex. The Rules and Regulations shall be binding upon Tenant upon delivery of a copy of them to Tenant, and Tenant shall abide by them and cooperate in their observance. Such Rules and Regulations may be amended by Landlord from time to time, with or without advance notice, and all amendments shall be effective upon delivery of a copy to Tenant. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Complex of any of said Rules and Regulations.

              Initial:________
Multi Tenant/Complex              Page 5 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

         Landlord shall operate, manage, and maintain the Common Area. The manner in which the Common Area shall be maintained and the expenditures for such maintenance shall be at the discretion of Landlord.

         6. PARKING.       Tenant shall initially (during occupancy of Phase I
Premises) have the right to use sixty-six (66) parking spaces; effective May 1, 2004 (the Commencement Date for the Phase II Premises) Tenant shall have the right to use fifty-four (54) parking spaces in the common parking areas of the Complex, which common parking area may be used by Tenant in common with other tenants or occupants of the Complex. Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use parking spaces in excess of said sixty-six (66) spaces while (during occupancy of Phase I Premises) and fifty-four (54) spaces (during occupancy of Phase II Premises) allocated to Tenant hereunder. Landlord shall have the right, at Landlord's sole discretion, to specifically designate the location of Tenant's parking spaces within the common parking areas of the Complex in the event of a dispute among the tenants occupying the Building and/or Complex referred to herein, in which event Tenant agrees that Tenant, Tenant's employees, agents, representatives and/or invitees shall not use any parking spaces other than those parking spaces specifically designated by Landlord for Tenant's use. Said parking spaces, if specifically designated by Landlord to Tenant, may be relocated by Landlord at any time, and from time to time, Landlord reserves the right, at Landlord's sole discretion, to rescind any specific designation of parking spaces, thereby returning Tenant's parking spaces to the common parking area. Landlord shall give Tenant written notice of any change in Tenant's parking spaces. Tenant shall not, at any time, park or permit to be parked, any trucks or vehicles adjacent to the loading areas so as to interfere in any way with the use of such areas, nor shall Tenant at any time park or permit the parking of Tenant's trucks or other vehicles or the trucks and vehicles of Tenant's suppliers or others, in any portion of the common area not designated by Landlord for such use by Tenant. Tenant shall not park nor permit to be parked, any inoperative vehicles or equipment on any portion of the common parking area or other common areas of the Complex. Tenant agrees to assume responsibility for compliance by its employees with the parking provisions contained herein. If Tenant or its employees park in other than such designated parking areas, then Landlord may charge Tenant, as an additional charge, and Tenant agrees to pay, Ten Dollars ($10.00) per day for each day or partial day each such vehicle is parked in any area other than that designated. Tenant hereby authorizes Landlord at Tenant's sole expense to tow away from the Complex any vehicle belonging to Tenant or Tenant's employees parked in violation of these provisions, or to attach violation stickers or notices to such vehicles. Tenant shall use the parking spaces for vehicle parking only and shall not use the parking areas for storage.

         7. EXPENSES OF OPERATION, MANAGEMENT, AND MAINTENANCE OF THE COMMON AREAS OF THE COMPLEX. As referenced in Paragraph 5 ("Rules and Regulations and Common Area"), Landlord shall operate, manage and maintain the Common Area of the Building, and as Additional Rent and in accordance with Paragraph 4.D of this Lease, Tenant shall pay to Landlord Tenant's Proportionate Share (which Proportionate Share shall be allocated to the Leased Premises by square footage (Tenant's initial Proportionate Share (for the Phase I Premises) as a percentage of the Building is 40.75% (19,715+ square foot Leased Premises divided by 48,384+ square foot Building); Tenant's Proportionate Share effective May 1, 2004 (the Commencement Date for the Phase II Premises) as a percentage of the Building is 33.45% (16,183+ square foot Leased Premises divided by 48,384+ square foot Building) or other equitable basis, as calculated by Landlord) of all expenses of operation, management, maintenance and repair of the Common Areas of the Complex including, but not limited to, license, permit, and inspection fees; security; utility charges associated with exterior landscaping and lighting (including water and sewer charges); all charges incurred in the maintenance and replacement of landscaped areas, lakes, private roads within the Complex and roads with reciprocal easement areas, parking lots and paved areas (including repair, replacement, resealing and restriping), sidewalks, driveways; maintenance, repair, and replacement of all fixtures and electrical, mechanical and plumbing systems; structural elements and exterior surfaces of the buildings; salaries and employees benefits of personnel and payroll taxes applicable thereto; supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen percent (15%) per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

         "Additional Rent" as used herein shall not include Landlord's debt repayments, interest on charges; expenses directly or indirectly incurred by Landlord for the benefit of any other tenant; cost for

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Multi Tenant/Complex              Page 6 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

the installation of partitioning or any other tenant improvements; cost of attracting tenants; depreciation; interest, or executive salaries.

As Additional Rent and in accordance with Paragraph 4.D of this Lease, Tenant shall pay its Proportionate Share, which Proportionate Share shall be allocated to the Leased Premises by square footage (Tenant's initial Proportionate Share (for the Phase I Premises) as a percentage of the Building is 40.75% (19,715+ square foot Leased Premises divided by 48,384+ square foot Building); Tenant's Proportionate Share effective May 1, 2004 (the Commencement Date for the Phase II Premises) as a percentage of the Building is 33.45% (16,183+ square foot Leased Premises divided by 48,384+ square foot Building) or other equitable basis, as calculated by Landlord), of the cost of operation (including common utilities), management, maintenance, and repair of the Building (including structural and common areas such as lobbies, restrooms, janitor's closets, hallways, elevators, mechanical and telephone rooms, stairwells, entrances, spaces above the ceilings and janitorization of said common areas) in which the Premises are located. The maintenance items herein referred to include, but are not limited to, all windows, window frames, plate glass, glazing, truck doors, main plumbing systems of the Building (such as water drain lines, sinks, toilets, faucets, drains, showers and water fountains), main electrical systems (such as panels and conduits), heating and air-conditioning systems (such as compressors, fans, air handlers, ducts, boilers, heaters), structural elements and exterior surfaces of the Building; store fronts, roof, downspouts, Building common area interiors (such as wall coverings, window coverings, floor coverings and partitioning), ceilings, Building exterior doors, skylights (if any), automatic fire extinguishing systems, and elevators (if any); license, permit and inspection fees; security, supplies, materials, equipment and tools; the cost of capital expenditures which have the effect of reducing operating expenses, provided, however, that in the event Landlord makes such capital improvements, Landlord may amortize its investment in said improvements (together with interest at the rate of fifteen (15%) percent per annum on the unamortized balance) as an operating expense in accordance with standard accounting practices, provided, that such amortization is not at a rate greater than the anticipated savings in the operating expenses. Tenant hereby waives all rights hereunder, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

Notwithstanding anything to the contrary above, Tenant shall be responsible for maintaining the second floor Common Areas, including but not limited to the lobby, the restrooms and the common break room, (collectively "Second Floor Common Area") until such time as all or a portion of the remaining vacant space is leased by Landlord to one or more third party tenants. Once any of the second floor space is so leased to a third party tenant, Landlord shall assume responsibility for the maintenance of the Second Floor Common Area and Tenant shall pay Landlord its Proportionate Share of the costs of said maintenance as referenced in this Paragraph 7.

         8. ACCEPTANCE AND SURRENDER OF PREMISES. By entry hereunder, Tenant accepts the Premises as being in good and sanitary order, condition and repair and accepts the Building and improvements included in the Premises in their present condition and without representation or warranty by Landlord as to the condition of such Building or as to the use or occupancy which may be made thereof. Any exceptions to the foregoing must be by written agreement executed by Landlord and Tenant. Tenant agrees on the last day of the Lease Term, or on the sooner termination of this Lease, to surrender the Premises promptly and peaceably to Landlord in good condition and repair (damage by Acts of God, fire, normal wear and tear excepted), with all interior walls painted, or cleaned so that they appear freshly painted, and repaired or replaced, if damaged; all floors cleaned and waxed; all carpets cleaned and shampooed; all broken, marred or nonconforming acoustical ceiling tiles replaced; all windows washed; the air conditioning and heating systems within the non-common areas of the Premises serviced by a reputable and licensed service firm and in good operating condition (provided the maintenance of such equipment has been the Tenant's responsibility during the Term of this Lease) and repair; the plumbing and electrical systems and lighting within the non-common areas of the Premises in good order and repair, including replacement of any burned out or broken light bulbs or ballasts (and Tenant shall pay Landlord for Tenant's Proportionate Share of the cost to insure that all Common Area features and systems are in good operating condition and repair, including the lawn and shrubs (including the replacement of any dead or damaged plantings), the sidewalk, driveways and parking areas); together with all alterations, additions, and improvements which may have been made, in, to, or on the Premises (except moveable trade fixtures installed at the expense of Tenant) except that Tenant shall ascertain from Landlord within thirty (30) days before the end of the Term of this Lease whether Landlord desires to have the Premises or any part or parts thereof restored to their condition and configuration as when the Premises were delivered to Tenant and if Landlord shall so desire, then Tenant shall either
(i) pay to

              Initial:________
Multi Tenant/Complex              Page 7 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

Landlord a fee in an amount equal to (a) Landlord's estimated cost to restore the Premises to the configuration and condition that existed when the Premises were delivered Tenant plus (b) an amount equal to the daily prorated Basic Rent due for the last month of the Lease Term times the number of days Landlord estimates are required to complete said restoration or (ii) Tenant shall restore said Premises or such part or parts thereof before the end of this Lease at Tenant's sole cost and expense. In the event Landlord requires Tenant to pay for the cost of the restoration, the fee shall be paid by Tenant to Landlord regardless of whether or not Landlord elects to restore all or part of said Premises. In the event Tenant is required to complete the restoration and said restoration is not completed prior to the Lease Termination Date, Tenant acknowledges that Tenant shall enter into a Hold Over period pursuant to the terms of Lease Paragraph 30 ("Holding Over") and Tenant shall automatically be liable to Landlord for the monthly Hold Over Basic Rent and all other Additional Rent until said restoration is completed by Tenant. Prior to the Lease Termination Date, as part of the surrender of Premises procedures, Landlord will have the Building systems inspected, at Tenant's sole cost and expense, including, but not limited to the HVAC system, plumbing systems and roof, and Tenant shall be responsible for its Proportionate Share (as reasonably determined by Landlord) of all repairs noted on said inspection reports. Tenant, on or before the end of the Term or sooner termination of this Lease, shall remove all of Tenant's personal property and trade fixtures from the Premises, and all property not so removed on or before the end of the Term or sooner termination of this Lease shall be deemed abandoned by Tenant and title to same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove all moveable furniture and equipment so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost. If the Premises be not surrendered at the end of the Term or sooner termination of this Lease, Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises including, without limitation, any claims made by any succeeding Tenant founded on such delay. Nothing contained herein shall be construed as an extension of the Term hereof or as a consent of Landlord to any holding over by Tenant. The voluntary or other surrender of this Lease or the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all or any existing subleases or subtenancies or operate as an assignment to Landlord of all or any such subleases or subtenancies.

         9. "AS-IS" BASIS. Except as may be noted in this Paragraph 9 and in Paragraph 7 ("Expenses of Operation, Management, and Maintenance of the Common Areas of the Complex"), and subject to Landlord demising the Premises by constructing the doors and walls highlighted in Yellow on Exhibit B attached hereto, it is hereby agreed that the Premises leased hereunder is leased strictly on an "as-is" basis and in its present condition, and in the configuration as shown on Exhibit B attached hereto, and by reference made a part hereof. Except as noted herein, it is specifically agreed between the parties that Landlord after Landlord makes the interior improvements as shown on Exhibit B, Landlord shall not be required to make, nor be responsible for any cost, in connection with any repair, restoration, and/or improvement to the Premises in order for this Lease to commence, or thereafter, throughout the Term of this Lease. Notwithstanding anything to the contrary within this Lease, Landlord makes no warranty or representation of any kind or nature whatsoever as to the condition or repair of the Premises, nor as to the use or occupancy which may be made thereof.

         10. ALTERATIONS AND ADDITIONS. Tenant shall not make, or suffer to be made, any alteration or addition to the Premises, or any part thereof, without the written consent of Landlord first had and obtained by Tenant (such consent not to be unreasonably withheld), and any addition to, or alteration of, the Premises, except moveable furniture and trade fixtures, shall at once become a part of the Premises and belong to Landlord. Any such alterations and/or additions shall be paid for one hundred percent (100%) by Tenant. Landlord reserves the right to approve all contractors and mechanics proposed by Tenant to make such alterations and additions. As a condition to Landlord granting its consent to any alterations, Tenant shall deliver plans and specifications for Landlord's review and approval, and within five business days of completion of said alterations, Tenant shall deliver to Landlord an original 1/8" scaled sepia or an other electronic format as solely determined by Landlord. Tenant shall retain title to all moveable furniture and trade fixtures placed in the Premises. All heating, lighting, electrical, air conditioning, security systems, floor to ceiling partitioning, drapery, carpeting, and floor installations made by Tenant, together with all property that has become an integral part of the Premises, shall not be deemed trade fixtures. Tenant agrees that it will not proceed to make such alteration or additions, without having obtained consent from Landlord to do so, and until five (5) business days from the receipt of such consent, in order that Landlord may post appropriate notices to avoid any liability to contractors or material suppliers for payment for Tenant's improvements. Tenant will at all times permit such notices to be posted and to remain posted until the completion of work. As a condition of Landlord's consent to any alterations or improvements (collectively "Alterations") to the Premises, after Landlord provides written

              Initial:________
Multi Tenant/Complex              Page 8 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

consent to Alterations and prior to any work commencing on the Alterations, Tenant shall secure and provide to Landlord at Tenant's own cost and expense, completion and lien indemnity letters of credit, satisfactory to Landlord, (i) in the amount of one hundred fifty percent (150%) of the cost to fund the original construction of any alterations and (ii) in the amount of one hundred fifty percent (150%) of the cost to fund the subsequent cost of the removal of said alterations and the restoration of the Premises at the Lease Termination Date ("Performance Letters of Credit"). Said Performance Letters of Credit shall be kept in place for (i) sixty (60) days after the completion of the original construction of said alterations and (ii) the latter of a period of (a) sixty
(60) days after the Lease Termination Date or (b) sixty (60) days after the completion of the restoration work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises for work claimed to have been done for, or materials claimed to have been furnished to Tenant, will be discharged by Tenant, by bond or otherwise, within ten (10) days after notice of filing thereof, at the cost and expense of Tenant. ANY EXCEPTIONS TO THE FOREGOING MUST BE MADE IN WRITING AND EXECUTED BY BOTH LANDLORD AND TENANT. Notwithstanding anything to the contrary herein, under no circumstances shall Tenant be authorized to penetrate the soil to a depth that exceeds three and one-half feet from the uppermost surface of the soil.

         11. TENANT MAINTENANCE. Tenant shall, at its sole cost and expense, keep and maintain the Premises (including appurtenances) and every part thereof in a high standard of maintenance and repair, and in good and sanitary condition. Tenant's maintenance and repair responsibilities herein referred to include, but are not limited to, janitorization, plumbing systems within the non-common areas of the Premises (such as water and drain lines, sinks), electrical systems within the non-common areas of the Premises (such as outlets, lighting fixtures, lamps, bulbs, tubes, ballasts), heating and air-conditioning controls within the non-common areas of the Premises (such as mixing boxes, thermostats, time clocks, supply and return grills), non-common elevators (if any), and all interior improvements within the Premises including but not limited to: wall coverings, window coverings, acoustical ceilings, vinyl tile, carpeting, partitioning, doors (both interior and exterior, including closing mechanisms, latches, locks), skylights (if any), automatic fire extinguishing systems, and all other interior improvements of any nature whatsoever. Tenant agrees to provide carpet shields under all rolling chairs or to otherwise be responsible for wear and tear of the carpet caused by such rolling chairs if such wear and tear exceeds that caused by normal foot traffic in surrounding areas. Areas of excessive wear shall be replaced at Tenant's sole expense upon Lease termination. Tenant hereby waives all rights hereunder, and benefits of, subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code and under any similar law, statute or ordinance now or hereafter in effect.

         12. UTILITIES OF THE BUILDING IN WHICH THE PREMISES ARE LOCATED. As Additional Rent and in accordance with Paragraph 4.D of this Lease Tenant shall pay its Proportionate Share (calculated based on (i) Tenant's Premises square footage as a percentage of the total square footage leased to Tenant and any other third party tenants in the Building or (ii) other equitable basis as calculated by Landlord) of the cost of all utility charges such as water, gas, electricity, sewer service, waste pick-up and any other utilities, materials or services furnished directly to the Building in which the Premises are located, including, without limitation, any temporary or permanent utility surcharge or other exactions whether or not hereinafter imposed. Notwithstanding anything to the contrary herein, in the event any utility charges apply only to the Premises leased by Tenant, Tenant shall place such utilities in Tenant's name and shall pay the related costs directly to the utility company(ies).

Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of any interruption or failure of utility services to the Premises when such interruption or failure is caused by accident, breakage, repair, strikes, lockouts, or other labor disturbances or labor disputes of any nature, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord.

Provided that Tenant is not in default (and if in default, Tenant's right to cure said default has not expired) in the performance or observance of any of the terms, covenants or conditions of this Lease to be performed or observed by it, Landlord shall furnish to the Premises between the hours of 8:00 am and 6:00 pm, Mondays through Fridays (holidays excepted) and subject to the rules and regulations of the Common Area hereinbefore referred to, reasonable quantities of water, gas and electricity suitable for the intended use of the Premises and heat and air-conditioning required in Landlord's judgment for the comfortable use and occupation of the Premises for such purposes. Tenant agrees that at all times it will cooperate fully with Landlord and abide by all regulations and requirements that Landlord may prescribe for the proper functioning and protection of the Building heating, ventilating and air-conditioning systems. Whenever heat generating machines, equipment, or any other devices (including exhaust fans) are used in the Premises by Tenant which affect the temperature otherwise maintained by the air-

              Initial:________
Multi Tenant/Complex              Page 9 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

conditioning system, Landlord shall have the right to install supplementary air-conditioning units in the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord. Tenant will not, without the written consent of Landlord, use any apparatus or device in the Premises (including, without limitation), electronic data processing machines or machines using current in excess of 110 Volts which will in any way increase the amount of electricity, gas, water or air-conditioning usually furnished or supplied to Premises being used as general office space, or connect with electric current (except through existing electrical outlets in the Premises), or with gas or water pipes any apparatus or device for the purposes of using electric current, gas, or water. If (i) Tenant shall require water, gas, or electric current in excess of that usually furnished or supplied to Premises being used as general office space, Tenant shall first obtain the written consent of Landlord, which consent shall not be unreasonably withheld, or (ii) if Tenant is found to be using water, gas and/or electrical current in excess of its Proportionate Share (as such excess usage is confirmed by a study conducted by Landlord's contractor(s), Landlord may (i) adjust the Proportionate Share allocated to Tenant based on Tenant's actual or estimated use or (ii) cause an electric current, gas or water meter to be installed in the Premises in order to measure the amount of electric current, gas or water consumed for any such excess use. In the event Landlord questions Tenant's usage, Landlord shall employ the services of a licensed electrical or plumbing contractor to determine what Tenant's actual use is and Tenant shall be responsible for paying the cost related to said investigation by the licensed contractor or any other qualified third party vendor that Landlord may employ to provide such service. The cost of any such meter and of the installation, maintenance and repair thereof, all charges for such excess water, gas and electric current consumed (as shown by such meters and at the rates then charged by the furnishing public utility); and any additional expense incurred by Landlord in keeping account of electric current, gas, or water so consumed shall be paid by Tenant, and Tenant agrees to pay Landlord therefor promptly upon demand by Landlord.

         13. TAXES.

         A. As Additional Rent and in accordance with Paragraph 4.D of this Lease, Tenant shall pay to Landlord, monthly in advance or as they become due, pursuant to statements submitted by Landlord, Tenant's Proportionate Share (which pro rata share shall be allocated to the Leased Premises by square footage (Tenant's initial Proportionate Share (for the Phase I Premises) as a percentage of the Building is 40.75% (19,715+ square foot Leased Premises divided by 48,384+ square foot Building); Tenant's Proportionate Share effective May 1, 2004 (the Commencement Date for the Phase II Premises) as a percentage of the Building is 33.45% (16,183+ square foot Leased Premises divided by 48,384+ square foot Building) or other equitable basis, as calculated by Landlord) of all Real Property Taxes relating to the Premises accruing with respect to the Premises during the Term of this Lease and the Extended Term (if any). The term "Real Property Taxes" shall also include supplemental taxes related to the period of Tenant's Lease Term whenever levied, including any such taxes that may be levied after the Lease Term has expired. The term "Real Property Taxes", as used herein, shall mean (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including all installments of principal and interest required to pay any general or special assessments for public improvements and any increases resulting from reassessments caused by any change in ownership of the Premises) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy or use of, all or any portion of the Complex (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Complex (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in the Complex; or parking areas, public utilities, or energy within the Complex; (ii) all charges, levies or fees imposed by reason of environmental regulation or other governmental control of the Complex and (iii) all costs and fees (including reasonable attorneys' fees) incurred by Landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax. If at any time during the Term of this Lease the taxation or assessment of the Complex prevailing as of the Commencement Date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Complex or Landlord's interest therein or (ii) on or measured by the gross receipts, income or rentals from the Complex, on Landlord's business of leasing the Complex, or computed in any manner with respect to the operation of the Complex, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based upon property or rents

              Initial:________
Multi Tenant/Complex              Page 10 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

unrelated to the Complex, then only that part of such Real Property Tax that is fairly allocable to the Complex shall be included within the meaning of the term "Real Property Taxes." Notwithstanding the foregoing, the term "Real Property Taxes" shall not include estate, inheritance, gift or franchise taxes of Landlord or the federal or state net income tax imposed on Landlord's income from all sources.

         B.       Taxes on Tenant's Property.

         (a) Tenant shall be liable for and shall pay ten days before delinquency, taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based on such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand, as the case may be, repay to Landlord the taxes so levied against Landlord, or the proportion of such taxes resulting from such increase in the assessment; provided that in any such event Tenant shall have the right, in the name of Landlord and with Landlord's full cooperation, to bring suit in any court of competent jurisdiction to recover the amount of such taxes so paid under protest, and any amount so recovered shall belong to Tenant.

         (b) If the Tenant improvements in the Premises, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which standard office improvements in other space in the Complex are assessed, then the real property taxes and assessments levied against the Landlord or the Complex by reason of such excess assessed valuation shall be deemed to be taxies levied against personal property of the Tenant and shall be governed by the provisions of 13.B(a) above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said Tenant improvements are assessed at a higher valuation than standard office space improvements in other space in the Complex, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

         14. ASSESSMENT CREDITS. The demised property herein may be subject to a special assessment levied by the City of Redwood City as part of an Improvement District. As a part of said special assessment proceedings (if any), additional bonds were or may be sold and assessments were or may be levied to provide for construction contingencies and reserve funds. Interest shall be earned on such funds created for contingencies and on reserve funds which will be credited for the benefit of said assessment district. To the extent surpluses are created in said district through unused contingency funds, interest earnings or reserve funds, such surpluses shall be deemed the property of Landlord. Notwithstanding that such surpluses may be credited on assessments otherwise due against the Leased Premises, Tenant shall pay to Landlord, as Additional Rent if, and at the time of any such credit of surpluses, an amount equal to all such surpluses so credited. For example: if (i) the property is subject to an annual assessment of $1,000.00, and (ii) a surplus of $200.00 is credited towards the current year's assessment which reduces the assessment amount shown on the property tax bill from $1,000.00 to $800.00, Tenant shall, upon receipt of notice from Landlord, pay to Landlord said $200.00 credit as Additional Rent.

         15. LIABILITY INSURANCE. Tenant, at Tenant's expense, agrees to keep in force during the Term of this Lease a policy of commercial general liability insurance with combined single limit coverage of not less than Two Million Dollars ($2,000,000) per occurrence for injuries to or death of persons occurring in, on, or about the Premises or the Complex and property damage. Such insurance shall be primary and noncontributory as respects any insurance carried by Landlord. The policy or policies affecting such insurance, certificates of insurance of which shall be furnished to Landlord, shall name Landlord; Richard
T. Peery, as Trustee of the Richard T. Peery Separate Property Trust dated July 20, 1977, as amended; the Richard T. Peery Separate Property Trust; Richard T. Peery as an individual; John Arrillaga, as Trustee under the John Arrillaga Survivor's Trust dated July 20, 1977, as amended; the John Arrillaga Survivor's Trust; John Arrillaga, as an individual; the Peery Private Investment Company-WP, a California Limited Partnership; Richard T. Peery Separate Property Trust as general partner under the Peery Private Investment Company-WP; the Peery Charitable Remainder Trust-WP for Private Charities, as limited partner under the Peery Private Investment Company-WP; Roger Fields as Trustee under the Peery Charitable Remainder Trust-WP for Private Charities; Peery Public Investment Company-WP, a

              Initial:________
Multi Tenant/Complex              Page 11 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

California Limited Partnership; Richard T. Peery Separate Property Trust as general partner under the Peery Public Investment Company-WP; the Peery Charitable Remainder Trust-WP for Public Charities, as limited partner under the Peery Public Investment Company-WP; Roger Fields as Trustee under the Peery Charitable Remainder Trust-WP for Public Charities; Roger Fields, as an individual; and any beneficiaries, trustees and successor trustees, other partners or co-venturers of Landlord or said trusts as additional insureds (collectively "Landlord Entities"), and shall insure any liability of the Landlord Entities, contingent or otherwise, as respects acts or omissions of Tenant, its agents, employees or invitees or otherwise by any conduct or transactions of any of said persons in or about or concerning the Premises, including any failure of Tenant to observe or perform any of its obligations hereunder; shall be issued by an insurance company admitted to transact business in the State of California; and shall provide that the insurance effected thereby shall not be canceled, except upon thirty (30) days' prior written notice to Landlord. Tenant's insurance shall be primary as respects to the Landlord Entities, or if excess, shall stand in an unbroken chain of coverage. In either event, any other insurance maintained by the Landlord Entities shall be in excess of Tenant's insurance and shall not be called upon to contribute with any insurance required to be provided by Tenant. A certificate of insurance of said policy shall be delivered to Landlord. If, during the Term of this Lease, in the considered opinion of Landlord's Lender, insurance advisor, or counsel, the amount of insurance described in this Paragraph 15 is not adequate, Tenant agrees to increase said coverage to such reasonable amount as Landlord's Lender, insurance advisor, or counsel shall deem adequate.

         16. TENANT'S PERSONAL PROPERTY INSURANCE AND WORKMAN'S COMPENSATION INSURANCE. Tenant shall maintain a policy or policies of fire and property damage insurance in "all risk" form with a sprinkler leakage endorsement insuring the personal property, inventory, trade fixtures, and leasehold improvements within the Leased Premises for the full replacement value thereof. The proceeds from any of such policies shall be used for the repair or replacement of such items so insured.

         Tenant shall also maintain a policy or policies of workman's compensation insurance and any other employee benefit insurance sufficient to comply with all laws.

         17. PROPERTY INSURANCE. Landlord shall purchase and keep in force, and as Additional Rent and in accordance with Paragraph 4.D of this Lease, Tenant shall pay to Landlord (or Landlord's agent if so directed by Landlord) Tenant's Proportionate Share (which pro rata share shall be allocated to the Leased Premises by square footage (Tenant's initial Proportionate Share (for the Phase I Premises) as a percentage of the Building is 40.75% (19,715+ square foot Leased Premises divided by 48,384+ square foot Building); Tenant's Proportionate Share effective May 1, 2004 (the Commencement Date for the Phase II Premises) as a percentage of the Building is 33.45% (16,183+ square foot Leased Premises divided by 48,384+ square foot Building) or other equitable basis, as calculated by Landlord) of the deductibles on insurance claims and the cost of, policy or policies of insurance covering loss or damage to the Premises and Complex (excluding routine maintenance and repairs and incidental damage or destruction caused by accidents or vandalism for which Tenant is responsible under Paragraph
11) in the amount of the full replacement value thereof, providing protection against those perils included within the classification of "all risks" "special form" insurance and flood and/or earthquake insurance, if available, plus a policy of rental income insurance in the amount of one hundred (100%) percent of twelve (12) months Basic Rent, plus sums paid as Additional Rent and any deductibles related thereto. If such insurance cost is increased due to Tenant's use of the Premises or the Complex, Tenant agrees to pay to Landlord the full cost of such increase. Tenant shall have no interest in nor any right to the proceeds of any insurance procured by Landlord for the Complex.

         In addition and notwithstanding anything to the contrary in this Paragraph 17, each party to this Lease hereby waives all rights of recovery against the other party or its officer, employees, agents and representatives for loss or damage to its property or the property of others under its control, arising from any cause insured against under the fire and extended "special form" property coverage (excluding, however, any loss resulting from Hazardous Material contamination of the Property) required to be maintained by the terms of this Lease Agreement to the extent full reimbursement of the loss/claim is received by the insured party. Each party required to carry property insurance hereunder shall cause the policy evidencing such insurance to include a provision permitting such release of liability ("waiver of subrogation endorsement"); provided, however, that if the insurance policy of either releasing party prohibits such waiver, then this waiver shall not take effect until consent to such waiver is obtained. If such waiver is so prohibited, the insured party affected shall promptly notify the other party thereof. In

              Initial:________
Multi Tenant/Complex              Page 12 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

the event the waivers are issued to the parties and are not valid under current policies and/or subsequent insurance policies, the non-complying party will provide, to the other party, 30 days advance notification of the cancellation of the subrogation waiver, in which case neither party will provide such subrogation waiver thereafter and this Paragraph will be null and void. The foregoing waiver of subrogation shall not include any loss resulting from Hazardous Material contamination of the Property or any insurance coverage relating thereto.

         18. INDEMNIFICATION. Landlord shall not be liable to Tenant and Tenant hereby waives all claims against Landlord for any injury to or death of any person or damage to or destruction of property in or about the Premises or the Complex by or from any cause whatsoever, including, without limitation, gas, fire, oil, electricity or leakage of any character from the roof, walls, basement or other portion of the Premises or the Complex but excluding, however, the willful misconduct or negligence of Landlord, its agents, servants, employees, invitees or contractors of which negligence Landlord has knowledge and reasonable time to correct. Except as to injury to persons or damage to property to the extent arising from the willful misconduct or the negligence of Landlord, its agents, servants, employees, invitees, or contractors, Tenant shall hold Landlord harmless from and defend Landlord against any and all expenses, including reasonable attorneys' fees, in connection therewith, arising out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, or any part thereof, from any cause whatsoever, accruing and/or occurring during the Term of this Lease. The provisions of this Paragraph 18 shall survive the expiration or termination of this Lease.

         19. COMPLIANCE. Tenant, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now or hereafter in effect; with the requirements of any board of fire underwriters or other similar body now or hereafter constituted; and with any direction or occupancy certificate issued pursuant to law by any public officer; provided, however, that no such failure shall be deemed a breach of the provisions if Tenant, immediately upon notification, commences to remedy or rectify said failure. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, statute, ordinance or governmental rule, regulation, requirement, direction or provision, shall be conclusive of that fact as between Landlord and Tenant. Tenant shall, at its sole cost and expense, comply with any and all requirements pertaining to said Premises, of any insurance organization or company, necessary for the maintenance of reasonable fire and public liability insurance covering requirements pertaining to said Premises. The provisions of this Paragraph 19 shall survive the expiration or termination of this Lease.

         20. LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished or obligation incurred by Tenant. In the event that Tenant shall not, within ten (10) days following notice of the imposition of such lien, cause the same to be released of record, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All sums paid by Landlord for such purpose, and all expenses incurred by it in connection therewith, shall be payable to Landlord by Tenant on demand with interest at the higher of the (i) prime rate of interest as quote by the Bank of America or (ii) Landlord's borrowing rate (the "Interest Rate").

         21. ASSIGNMENT AND SUBLETTING.

         A. Tenant shall not assign, transfer, or hypothecate the leasehold estate under this Lease, or any interest therein, and shall not sublet the Premises, or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person or entity to occupy or use the Premises, or any portion thereof, without, in each case, the prior written consent of Landlord which consent will not be unreasonably withheld. Tenant's failure to obtain Landlord's prior written consent before entering into any such assignment, transfer and/or subletting shall be considered a default under this Lease and Landlord shall retain all of its rights under the Lease, including the right to elect, at Landlord sole and absolute discretion, to terminate either the Lease and/or the related sublease. As a condition for granting this consent to any assignment, transfer, or subletting, Landlord shall require that: (i) the sublease be a TRIPLE NET SUBLEASE and that the basic rent due under any such sublease be no less than the then current market rent with annual increases at the then prevailing market rent; (ii) the sublease shall require that the security deposit due under the sublease be in the form of a letter of credit drawn upon an institutional

              Initial:________
Multi Tenant/Complex              Page 13 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

lender acceptable and accessible to Landlord in form and content reasonably acceptable to Landlord, with the letter of credit being assignable to Landlord, at no cost to Landlord, upon notice to said financial institution of a default by Tenant under the Lease; (iii) the sublease shall not provide for subtenant to have an option to extend the term of the sublease or an option to expand the sublet space; and (iii) Tenant shall pay to Landlord, monthly throughout the term of any approved sublease, all rents and/or additional consideration due Tenant from its assignees, transferees, or subtenants in excess of the Rent payable by Tenant to Landlord hereunder for the assigned, transferred and/or subleased space ("Excess Rent") (with said Excess Rent subject to the terms of Lease Paragraph 4.C ("Late Charge") and Lease 24 ("Bankruptcy and Default"). Tenant shall, by thirty (30) days written notice, advise Landlord of its intent to assign or transfer Tenant's interest in the Lease or sublet the Premises or any portion thereof for any part of the Term hereof. Within thirty (30) days after receipt of said written notice, Landlord may, in its sole discretion, elect to terminate this Lease as to the portion of the Premises described in Tenant's notice on the date specified in Tenant's notice by giving written notice of such election to terminate. If no such notice to terminate is given to Tenant within said thirty (30) day period, Tenant may proceed to locate an acceptable sublessee, assignee, or other transferee for presentment to Landlord for Landlord's approval, all in accordance with the terms, covenants, and conditions of this Paragraph 21. If Tenant intends to sublet the entire Premises and Landlord elects to terminate this Lease, this Lease shall be terminated on the date specified in Tenant's notice. If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the Rent, as defined and reserved hereinabove shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue in full force and effect. In the event Tenant is allowed to assign, transfer or sublet the whole or any part of the Premises, with the prior written consent of Landlord, no assignee, transferee or subtenant shall assign or transfer this Lease, either in whole or in part, or sublet the whole or any part of the Premises, without also having obtained the prior written consent of Landlord. NOTWITHSTANDING THE ABOVE, IN NO EVENT SHALL LANDLORD CONSENT TO A SUB-SUBLEASE. A consent of Landlord to one assignment, transfer, hypothecation, subletting, occupation or use by any other person shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent similar or dissimilar assignment, transfer, hypothecation, subletting, occupation or use by any other person. Any such assignment, transfer, hypothecation, subletting, occupation or use without such consent shall be void and shall constitute a breach of this Lease by Tenant and shall, at the option of Landlord exercised by written notice to Tenant, terminate this Lease. The leasehold estate under this Lease shall not, nor shall any interest therein, be assignable for any purpose by operation of law without the written consent of Landlord. As a condition to its consent, Landlord shall require Tenant to pay all expenses in connection with any and all subleases and/or assignments and/or any amendments related thereto, including but not limited to Landlord's fees for the processing and administration of the consent documentation and Landlord's attorneys' fees (if any), and Landlord shall require Tenant's subtenant, assignee or transferee (or other assignees or transferees) to assume in writing all of the obligations under this Lease and for Tenant to remain liable to Landlord under the Lease.

         B. Notwithstanding the foregoing, Landlord and Tenant agree that it shall not be unreasonable for Landlord to refuse to consent to a proposed assignment, sublease or other transfer ("Proposed Transfer") if the Premises or any other portion of the Property would become subject to additional or different Government Requirements as a direct or indirect consequence of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property. However, Landlord may, in its sole discretion, consent to such a Proposed Transfer where Landlord is indemnified by Tenant and
(i) Subtenant or (ii) Assignee, in form and substance satisfactory to Landlord and/or to Landlord's counsel, by Tenant and/or Proposed Transferee from and against any and all costs, expenses, obligations and liability arising out of the Proposed Transfer and/or the Proposed Transferee's use and occupancy of the Premises and the Property.

         C. Any and all sublease agreement(s) between Tenant and any and all subtenant(s) (which agreements must be consented to by Landlord, pursuant to the requirements of this Lease) shall contain the following language:

                  "If Landlord and Tenant jointly and voluntarily elect, for any reason whatsoever, to terminate the Master Lease prior to the scheduled Master Lease termination date, then, if Landlord so elects, this Sublease (if then still in effect) shall terminate concurrently with the termination of the Master Lease. Subtenant expressly acknowledges and agrees that (1) the voluntary termination of the Master Lease by Landlord and Tenant and the resulting termination of this Sublease shall not give Subtenant any right or power to make any legal or equitable claim against Landlord, including without limitation any claim for

              Initial:________
Multi Tenant/Complex              Page 14 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

         interference with contract or interference with prospective economic advantage, and (2) Subtenant hereby waives any and all rights it may have under law or at equity against Landlord to challenge such an early termination of the Sublease, and unconditionally releases and relieves Landlord, and its officers, directors, employees and agents, from any and all claims, demands, and/or causes of action whatsoever (collectively, "Claims"), whether such matters are known or unknown, latent or apparent, suspected or unsuspected, foreseeable or unforeseeable, which Subtenant may have arising out of or in connection with any such early termination of this Sublease. Subtenant knowingly and intentionally waives any and all protection which is or may be given by Section 1542 of the California Civil Code which provides as follows: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with debtor.

                  The term of this Sublease is therefore subject to early termination. Subtenant's initials here below evidence (a) Subtenant's consideration of and agreement to this early termination provision, (b) Subtenant's acknowledgment that, in determining the net benefits to be derived by Subtenant under the terms of this Sublease, Subtenant has anticipated the potential for early termination, and (c) Subtenant's agreement to the general waiver and release of Claims above.

                      Initials: _________                Initials: _________"
                                Subtenant                          Tenant

         22. SUBORDINATION AND MORTGAGES. In the event Landlord's title or leasehold interest is now or hereafter encumbered by a deed of trust, upon the interest of Landlord in the land and Building in which the demised Premises are located, to secure a loan from a lender (hereinafter referred to as "Lender") to Landlord, Tenant shall, at the request of Landlord or Lender, execute in writing an agreement (in form reasonably acceptable to Tenant), subordinating its rights under this Lease to the lien of such deed of trust, or, if so requested, agreeing that the lien of Lender's deed of trust shall be or remain subject and subordinate to the rights of Tenant under this Lease. Notwithstanding any such subordination, Tenant's possession under this Lease shall not be disturbed if Tenant is not in default (and if in default, Tenant's right to cure said default has not expired) said and so long as Tenant shall pay all Rent and observe and perform all of the provisions set forth in this Lease and any subordination agreement shall reflect the agreement of the Lender to the same.

         23. ENTRY BY LANDLORD. Landlord reserves, and shall at all reasonable times after at least twenty four (24) hours notice (except in emergencies) have the right to enter the Premises to inspect them; to perform any services to be provided by Landlord hereunder; to make repairs or provide any services to a contiguous tenant(s) (if any); to submit the Premises to prospective purchasers, mortgagers or tenants; to post notices of non-responsibility; and to alter, improve or repair the Premises and any portion of the Complex, all without abatement of Rent, and may erect scaffolding and other necessary structures in or through the Premises where reasonably required by the character of the work to be performed; provided, however that the business of Tenant shall be interfered with to the least extent that is reasonably practical. Landlord shall also have the right at any time to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Complex and to change the name, number or designation by which the Complex is commonly known, and none of the foregoing shall be deemed an actual or constructive eviction of Tenant, or shall entitle Tenant to any reduction of Rent hereunder. Any entry to the Premises by Landlord for the purposes provided for herein shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion thereof.

         24. BANKRUPTCY AND DEFAULT. The commencement of a bankruptcy action or liquidation action or reorganization action or insolvency action or an assignment of or by Tenant for the benefit of creditors, or any similar action undertaken by Tenant, or the insolvency of Tenant, shall, at Landlord's option, constitute a breach of this Lease by Tenant. If the trustee or receiver appointed to serve during a bankruptcy, liquidation, reorganization, insolvency or similar action elects to reject Tenant's unexpired Lease, the trustee or receiver shall notify Landlord in writing of its election within thirty (30) days after an order for relief in a liquidation action or within thirty (30) days after the commencement of any action.

              Initial:________
Multi Tenant/Complex              Page 15 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

         Within thirty (30) days after the court approval of the assumption of this Lease, the trustee or receiver shall cure (or provide adequate assurance to the reasonable satisfaction of Landlord that the trustee or receiver shall cure) any and all previous defaults under the unexpired Lease and shall compensate Landlord for all actual pecuniary loss and shall provide adequate assurance of future performance under said Lease to the reasonable satisfaction of Landlord. Adequate assurance of future performance, as used herein, includes, but shall not be limited to: (i) assurance of source and payment of Rent, and other consideration due under this Lease; (ii) assurance that the assumption or assignment of this Lease will not breach substantially any provision, such as radius, location, use, or exclusivity provision, in any agreement relating to the above described Premises.

         Nothing contained in this section shall affect the existing right of Landlord to refuse to accept an assignment upon commencement of or in connection with a bankruptcy, liquidation, reorganization or insolvency action or an assignment of Tenant for the benefit of creditors or other similar act. Nothing contained in this Lease shall be construed as giving or granting or creating an equity in the demised Premises to Tenant. In no event shall the leasehold estate under this Lease, or any interest therein, be assigned by voluntary or involuntary bankruptcy proceeding without the prior written consent of Landlord. In no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings.

         The failure to perform or honor any covenant, condition or representation made under this Lease shall constitute a default under this Lease by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of five (5) days from the date of written notice from Landlord within which to cure any default in the payment of Rent or adjustment thereto. Tenant shall have a period of thirty (30) days from the date of written notice from Landlord within which to cure any other non-monetary default under this Lease; provided, however, that with respect to non-monetary defaults not involving Tenant's failure to pay Basic Rent or Additional Rent, Tenant shall not be in default if (i) more than thirty (30) days is required to cure such non-monetary default and (ii) Tenant commences cure of such default as soon as reasonably practicable after receiving written notice of such default from Landlord and thereafter continuously and with due diligence prosecutes such cure to completion. Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

         (a) The rights and remedies provided for by California Civil Code
Section 1951.2 including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2. Any proof by Tenant under subparagraphs
(2) and (3) of Section 1951.2 of the California Civil Code of the amount of rental loss that could be reasonably avoided shall be made in the following manner: Landlord and Tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the Premises and in the same geographic vicinity. Such two real estate brokers shall select a third licensed real estate broker, and the three licensed real estate brokers so selected shall determine the amount of the Rent loss that could be reasonably avoided from the balance of the Term of this Lease after the time of award. The decision of the majority of said licensed real estate brokers shall be final and binding upon the parties hereto. As part of such damages, Landlord shall have the right to recover that portion of any leasing commission paid by Landlord in connection with this Lease applicable to the unexpired Term of this Lease.

         (b) The rights and remedies provided by California Civil Code Section 1951.4, which allows Landlord to continue the Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover Rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

         (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

         (d) To the extent permitted by law, the right and power to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply such proceeds therefrom pursuant to

              Initial:________
Multi Tenant/Complex              Page 16 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

applicable California law. Landlord may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term of this Lease) and at such Rent and such other terms as Landlord in its reasonable sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each subletting, (i) Tenant shall be immediately liable to pay Landlord, in addition to indebtedness other than Rent due hereunder, the reasonable cost of such subletting, including, but not limited to, reasonable attorneys' fees, and any real estate commissions actually paid, and the cost of such reasonable alterations and repairs incurred by Landlord and the amount, if any, by which the Rent hereunder for the period of such subletting (to the extent such period does not exceed the Term hereof) exceeds the amount to be paid as Rent for the Premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first to payment of indebtedness other than Rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as the same becomes due hereunder. If Tenant has been credited with any Rent to be received by such subletting under option (i) and such Rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during the month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time hereafter elect to terminate this Lease for such previous breach.

         (e) The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord pursuant to subparagraph (d) above.

         25. ABANDONMENT. Tenant shall not vacate or abandon the Premises at any time during the Term of this Lease and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by the process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord. Notwithstanding the above, Tenant shall not be in default under the Lease if it leaves all or any part of Premises vacant so long as (i) Tenant is performing all of its other obligations under the Lease including the obligation to pay Rent (ii) Tenant provides on-site security during normal business hours for those parts of the Premises left vacant, (iii) such vacancy does not materially and adversely affect the validity or coverage of any policy of insurance carried by Landlord with respect to the Premises, and
(iv) the utilities and heating and ventilation systems are operated and maintained to the extent necessary to prevent damage to the Premises or its systems.

         26. DESTRUCTION. In the event the Premises are destroyed in whole or in part from any cause, except for routine maintenance and repairs and incidental damage and destruction caused from vandalism and accidents for which Tenant is responsible under Paragraph 11, Landlord may, at its option:

         (a) Rebuild or restore the Premises to their condition prior to the damage or destruction, or

         (b) Terminate this Lease (providing that the Premises is damaged to the extent of 33 1/3% or more of the replacement cost, exclusive of footings, foundations and floor slabs).

         If Landlord does not give Tenant notice in writing within thirty (30) days from the destruction of the Premises of its election to either rebuild and restore them, or to terminate this Lease, Landlord shall be deemed to have elected to rebuild or restore them, in which event Landlord agrees, at its expense except for any deductible, which is the responsibility of the Tenant, promptly to rebuild or restore the Premises to their condition prior to the damage or destruction. Tenant shall be entitled to a reduction in Rent from the date of such damage or destruction, provided Tenant is not using any portion of such damaged area, while such repair is being made in the proportion that the area of the Premises rendered untenantable by such damage bears to the total area of the Premises. If Landlord initially estimates that the rebuilding or restoration will exceed 180 days or if Landlord does not complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant or because of Acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargos, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this

              Initial:________
Multi Tenant/Complex              Page 17 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

Lease by giving written notice to Landlord within five days following the date Tenant receives Landlord's written notice stating that the restoration will exceed 180 days. Regardless of whether Landlord and/or Tenant elects to terminate the Lease early as provided herein, Tenant shall remain liable for the insurance deductible as it relates to the Leased Premises. Notwithstanding anything herein to the contrary, Landlord's obligation to rebuild or restore shall be limited to the Building and interior improvements constructed by Landlord as they existed as of the Commencement Date of the Lease and shall not include restoration of Tenant's trade fixtures, equipment, merchandise, or any improvements, alterations or additions made by Tenant to the Premises, which Tenant shall forthwith replace or fully repair at Tenant's sole cost and expense provided this Lease is not canceled according to the provisions above.

         Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provision of Section 1932, Subdivision 2, in Section 1933, Subdivision 4 of the California Civil Code.

         In any event that the Building in which the Premises are situated is damaged or destroyed to the extent of not less than 33 1/3% of the replacement cost thereof, Landlord may elect to terminate this Lease, whether the Premises be injured or not. Notwithstanding anything to the contrary herein, Landlord may terminate this lease in the event of an uninsured event or if insurance proceeds are insufficient to cover one hundred percent of the rebuilding costs net of the deductible.

         Without regard to whether this Lease is terminated pursuant to the foregoing, Tenant, upon demand by Landlord, shall pay to Landlord the deductibles from any casualty policy Landlord carries pursuant to Paragraph 17 ("Property Insurance").

         27. EMINENT DOMAIN. If all or any part of the Premises shall be taken by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, this Lease shall terminate as to any portion of the Premises so taken or conveyed on the date when title vests in the condemnor, and Landlord shall be entitled to any and all payment, income, rent, award, or any interest therein whatsoever which may be paid or made in connection with such taking or conveyance, and Tenant shall have no claim against Landlord or otherwise for the value of any unexpired Term of this Lease. Notwithstanding the foregoing sentence, any compensation specifically awarded Tenant for loss of business, Tenant's personal property, moving costs or loss of goodwill, shall be and remain the property of Tenant.

         If (i) any action or proceeding is commenced for such taking of the Premises or any part thereof, or if Landlord is advised in writing by any entity or body having the right or power of condemnation of its intention to condemn the Premises or any part thereof, or (ii) any of the foregoing events occur with respect to the taking of any space in the Complex not leased hereby, or if any such spaces so taken or conveyed in lieu of such taking and Landlord shall decide to discontinue the use and operation of the Complex, or decide to demolish, alter or rebuild the Complex, then in any such events Landlord shall have the right to terminate this Lease by giving Tenant written notice thereof within sixty (60) days of the date of receipt of said written advice, or commencement of said action or proceeding, or taking conveyance, which termination shall take place as of the first to occur of the last day of the calendar month next following the month in which such notice is given or the date on which title to the Premises shall vest in the condemnor.

         In the event of such a partial taking or conveyance of the Premises, if the portion of the Premises taken or conveyed is so substantial that the Tenant can no longer reasonably conduct its business, Tenant shall have the privilege of terminating this Lease within sixty (60) days from the date of such taking or conveyance, upon written notice to the Landlord of its intention so to do, and upon giving of such notice this Lease shall terminate on the last day of the calendar month next following the month in which such notice is given, upon payment by Tenant of the Rent from the date of such taking or conveyance to the date of termination.

         If a portion of the Premises be taken by condemnation or conveyance in lieu thereof and neither Landlord nor Tenant shall terminate this Lease as provided herein, this Lease shall continue in full force and effect as to the part of the Premises not so taken or conveyed, and the Rent herein shall be apportioned as of the date of such taking or conveyance so that thereafter the Rent to be paid by Tenant shall be in the ratio that the area of the portion of the Premises not so taken or conveyed bears to the total area of the Premises prior to such taking.

              Initial:________
Multi Tenant/Complex              Page 18 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

         28. SALE OR CONVEYANCE BY LANDLORD. In the event of a sale or conveyance of the Premises or any interest therein, by any owner of the reversion then constituting Landlord, the transferor shall thereby be released from any further liability upon any of the terms, covenants or conditions (express or implied) herein contained in favor of Tenant, and in such event, insofar as such transfer is concerned, Tenant agrees to look solely to the responsibility of the successor in interest of such transferor in and to the Complex and this Lease. This Lease shall not be affected by any such sale or conveyance, and Tenant agrees to attorn to the successor in interest of such transferor.

         29. ATTORNMENT TO LENDER OR THIRD PARTY. In the event the interest of Landlord in the land and Building in which the Leased Premises are located (whether such interest of Landlord is a fee title interest or a leasehold interest) is encumbered by deed of trust, and such interest is acquired by the lender or any third party through judicial foreclosure or by exercise of a power of sale at private trustee's foreclosure sale, Tenant hereby agrees to attorn to the purchaser at any such judicial foreclosure or foreclosure sale and to recognize such purchaser as the Landlord under this Lease. In the event the lien of the deed of trust securing the loan from a Lender to Landlord is prior and paramount to the Lease, this Lease shall nonetheless continue in full force and effect for the remainder of the unexpired Term hereof, at the same rental herein reserved and upon all the other terms, conditions and covenants herein contained.

         30. HOLDING OVER. Any holding over by Tenant after expiration or other termination of the Term of this Lease with the written consent of Landlord delivered to Tenant shall not constitute a renewal or extension of the Lease or give Tenant any rights in or to the Leased Premises except as expressly provided in this Lease. Any holding over after the expiration or other termination of the Term of this Lease, with the consent of Landlord, shall be construed to be a tenancy from month to month, on the same terms and conditions herein specified insofar as applicable except that the monthly Basic Rent shall be increased to an amount equal to two hundred (200%) percent of the monthly Basic Rent required during the last month of the Lease term; provided, however, that the monthly Rent shall be prorated based on the actual number of days in the month for any partial month of the holding over. Holding over conduct within the meaning of the Lease and this Paragraph 30 shall also include: (i) the failure by Tenant to surrender the Leased Premises on the Lease Termination Date in the physical condition described in Paragraphs 8 ("Acceptance and Surrender of Premises"), 10 ("Alterations and Additions") and 11 ("Tenant Maintenance") and/or any Consents to Modifications/Alterations (if any) for which conduct Tenant shall be subject to the Hold Over Basic Rent under this Paragraph until the Leased Premises is restored to the condition required under this Lease or (ii) if Tenant is responsible for paying to Landlord the cost of the restoration work in lieu of Tenant completing said restoration, Tenant shall be liable to Landlord, at the Basic Rent rate for the last month of the Lease Term, for the estimated time it would take to complete said restoration, regardless of whether or not Landlord elects to make such restoration to the Leased Premises.

         31. CERTIFICATE OF ESTOPPEL. Tenant shall within ten (10) days of receipt of prior written notice from Landlord execute, acknowledge and deliver to Landlord an estoppel statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance, and that not more than one month's Rent has been paid in advance.

         32. CONSTRUCTION CHANGES. It is understood that the description of the Premises and the location of ductwork, plumbing and other facilities therein are subject to such minor changes as Landlord or Landlord's architect determines to be desirable in the course of construction of the Premises, and no such changes or any changes in plans for any other portions of the Complex shall affect this Lease or entitle Tenant to any reduction of Rent hereunder or result in any liability of Landlord to Tenant. Landlord does not guarantee the accuracy of any drawings supplied to Tenant and verification of the accuracy of such drawings rests with Tenant.

         33. RIGHT OF LANDLORD TO PERFORM. All terms, covenants and conditions of this Lease to be performed or observed by Tenant shall be performed or observed by Tenant at Tenant's sole

              Initial:________
Multi Tenant/Complex              Page 19 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

cost and expense and without any reduction of rent. If Tenant shall fail to pay any sum of money, or other Rent, required to be paid by it hereunder and such failure shall continue for five (5) days after written notice thereof by Landlord or shall fail to perform any other term of covenant hereunder on its part to be performed, and such failure shall continue for thirty (30) days after written notice thereof by Landlord (or such longer grace period as shall be provided under Paragraph 24), Landlord, without waiving or releasing Tenant from any obligation of Tenant hereunder, may, but shall not be obliged to, make any such payment or perform any such other term or covenant on Tenant's part to be performed. All sums so paid by Landlord and all necessary costs of such performance by Landlord together with interest thereon at the rate of the prime rate of interest per annum as quoted by the Bank of America from the date of such payment or performance by Landlord, shall be paid (and Tenant covenants to make such payment) to Landlord within five (5) business days after demand by Landlord, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of nonpayment by Tenant as in the case of failure by Tenant in the payment of Rent hereunder.

         34. ATTORNEYS' FEES.

         A. In the event that Landlord should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease, or for any other relief against Tenant hereunder, then all costs and expenses, including reasonable attorneys' fees, incurred by Landlord therein shall be paid by Tenant, which obligation on the part of Tenant shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

         B. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy hereunder, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorney's fees.

         35. WAIVER. The waiver by either party of the other party's failure to perform or observe any term, covenant or condition herein contained to be performed or observed by such waiving party shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent failure of the party failing to perform or observe the same or any other such term, covenant or condition therein contained, and no custom or practice which may develop between the parties hereto during the Term hereof shall be deemed a waiver of, or in any way affect, the right of either party to insist upon performance and observance by the other party in strict accordance with the terms hereof.

         36. NOTICES. All notices, demands, requests, advices or designations which may be or are required to be given by either party to the other hereunder shall be in writing. All notices, demands, requests, advices or designations by Landlord to Tenant shall be sufficiently given, made or delivered if personally served on Tenant by leaving the same at the Premises or if sent by United States certified or registered mail, postage prepaid or by a reputable commercial carrier's same day or overnight service addressed to Tenant at the Premises. All notices, demands, requests, advices or designations by Tenant to Landlord shall be sent by United States certified or registered mail, postage prepaid, or by a reputable commercial carrier's same day or overnight service addressed to Landlord at its offices at: WESTPORT JOINT VENTURE, 2560 MISSION COLLEGE BLVD., SUITE 101, SANTA CLARA, CA 95054. Each notice, request, demand, advice or designation referred to in this Paragraph shall be deemed received on the date of the personal service or receipt or refusal to accept receipt of the mailing thereof in the manner herein provided, as the case may be. Either party shall have the right, upon ten (10) days written notice to the other, to change the address as noted herein; however, Landlord shall send Tenant notices to only one address of Tenant as identified above.

         37. EXAMINATION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and this instrument is not effective as a lease or otherwise until its execution and delivery by both Landlord and Tenant.

         38. DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event earlier than (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have heretofore been furnished to Tenant in writing,

              Initial:________
Multi Tenant/Complex              Page 20 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligations is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

         39. CORPORATE AUTHORITY. If Tenant is a corporation (or a partnership), each individual executing this Lease on behalf of said corporation (or partnership) represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation (or partnership) in accordance with the by-laws of said corporation (or partnership in accordance with the partnership agreement) and that this Lease is binding upon said corporation (or partnership) in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of the resolution of the Board of Directors of said corporation authorizing or ratifying the specific execution of this Lease by the individual executing said Lease. In lieu of said corporate resolution, Tenant may provide Landlord with an outside legal opinion stating that the party executing this Lease on behalf of Tenant is authorized to do so by the Board of Directors.

         40. LIMITATION OF LIABILITY. In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         (a) the sole and exclusive remedy shall be against Landlord's interest in the Premises leased herein;

         (b) no partner of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of the partnership);

         (c) no service of process shall be made against any partner of Landlord (except as may be necessary to secure jurisdiction of the partnership);

         (d) no partner of Landlord shall be required to answer or otherwise plead to any service of process;

         (e)      no judgment will be taken against any partner of Landlord;

         (f) any judgment taken against any partner of Landlord may be vacated and set aside at any time without hearing;

         (g) no writ of execution will ever be levied against the assets of any partner of Landlord;

         (h) these covenants and agreements are enforceable both by Landlord and also by any partner of Landlord.

         Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

         41. SIGNS. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Building or any exterior windows of the Building without the written consent of Landlord first had and obtained and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to Tenant and at the expense of Tenant. If Tenant is allowed to print or affix or in any way place a sign in, on, or about the Premises, upon expiration or other sooner termination of this Lease, Tenant at Tenant's sole cost and expense shall both remove such sign and repair all damage in such a manner as to restore all aspects of the appearance of the Premises to the condition prior to the placement of said sign.

         All approved signs or lettering on outside shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Landlord.

         Tenant shall not place anything or allow anything to be placed near the glass of any window, door partition or wall which may appear unsightly from outside the Premises.

              Initial:________
Multi Tenant/Complex              Page 21 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

         42. CONSENT. Whenever the consent of one party to the other is required hereunder, such consent shall not be unreasonably withheld.

         43. AUTHORITY TO EXECUTE. The parties executing this Lease Agreement hereby warrant and represent that they are properly authorized to execute this Lease Agreement and bind the parties on behalf of whom they execute this Lease Agreement and to all of the terms, covenants and conditions of this Lease Agreement as they relate to the respective parties hereto.

         44. HAZARDOUS MATERIALS: Landlord and Tenant agree as follows with respect to the existence or use of "Hazardous Materials" (as defined herein) on, in, under or about the Premises and real property located beneath said Premises and the Common Areas of the Complex (hereinafter collectively referred to as the "Property"):

         A. As used herein, the term "Hazardous Materials" shall mean any material, waste, chemical, mixture or byproduct which is or hereafter is defined, listed or designated under Environmental Laws (defined below) as a pollutant, or as a contaminant, or as a toxic or hazardous substance, waste or material, or any other unwholesome, hazardous, toxic, biohazardous, or radioactive material, waste, chemical, mixture or byproduct, or which is listed, regulated or restricted by any Environmental Law (including, without limitation, petroleum hydrocarbons or any distillates or derivatives or fractions thereof, polychlorinated biphenyls, or asbestos). As used herein, the term "Environmental Laws" shall mean any applicable Federal, State of California or local government law (including common law), statute, regulation, rule, ordinance, permit, license, order, requirement, agreement, or approval, or any determination, judgment, directive, or order of any executive or judicial authority at any level of Federal, State of California or local government (whether now existing or subsequently adopted or promulgated) relating to pollution or the protection of the environment, ecology, natural resources, or public health and safety.

         B. Tenant shall obtain Landlord's written consent, which may be withheld in Landlord's discretion, prior to the occurrence of any Tenant's Hazardous Materials Activities (defined below); provided, however, that Landlord's consent shall not be required for normal use in compliance with applicable Environmental Laws of customary household and office supplies (Tenant shall first provide Landlord with a list of said materials use), such as mild cleaners, lubricants and copier toner. As used herein, the term "Tenant's Hazardous Materials Activities" shall mean any and all use, handling, generation, storage, disposal, treatment, transportation, release, discharge, or emission of any Hazardous Materials on, in, beneath, to, from, at or about the Property, in connection with Tenant's use of the Property, or by Tenant or by any of Tenant's agents, employees, contractors, vendors, invitees, visitors or its future subtenants or assignees. Tenant agrees that any and all Tenant's Hazardous Materials Activities shall be conducted in strict, full compliance with applicable Environmental Laws at Tenant's expense, and shall not result in any contamination of the Property or the environment. Tenant shall not discharge any Hazardous Materials in the plumbing, sewer and/or storm drains in the Premises and/or Complex. Tenant agrees to provide Landlord with prompt written notice of any spill or release of Hazardous Materials at the Property during the term of the Lease of which Tenant becomes aware, and further agrees to provide Landlord with prompt written notice of any violation of Environmental Laws in connection with Tenant's Hazardous Materials Activities of which Tenant becomes aware. If Tenant's Hazardous Materials Activities involve Hazardous Materials other than normal use of customary household and office supplies, Tenant also agrees at Tenant's expense: (i) to install such Hazardous Materials monitoring, storage and containment devices as Landlord reasonably deems necessary (Landlord shall have no obligation to evaluate the need for any such installation or to require any such installation); (ii) provide Landlord with a written inventory of such Hazardous Materials, including an update of same each year upon the anniversary date of the Commencement Date of the Lease ("Anniversary Date"); and
(iii) on each Anniversary Date, to retain a qualified environmental consultant, acceptable to Landlord, to evaluate whether Tenant is in compliance with all applicable Environmental Laws with respect to Tenant's Hazardous Materials Activities. Tenant, at its expense, shall submit to Landlord a report from such environmental consultant which discusses the environmental consultant's findings within two (2) months of each Anniversary Date. Tenant, at its expense, shall promptly undertake and complete any and all steps necessary, and in full compliance with applicable Environmental Laws, to fully correct any and all problems or deficiencies identified by the environmental consultant, and promptly provide Landlord with documentation of all such corrections.

         C. Prior to termination or expiration of the Lease, Tenant, at its expense, shall (i) properly remove from the Property all Hazardous Materials which come to be located at the Property in connection

              Initial:________
Multi Tenant/Complex              Page 22 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

with Tenant's Hazardous Materials Activities, and (ii) fully comply with and complete all facility closure requirements of applicable Environmental Laws regarding Tenant's Hazardous Materials Activities, including but not limited to
(x) properly restoring and repairing the Property to the extent damaged by such closure activities, and (y) obtaining from the local Fire Department or other appropriate governmental authority with jurisdiction a written concurrence that closure has been completed in compliance with applicable Environmental Laws. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any such closure activities.

         D. If Landlord, in its sole discretion, believes that the Property has become contaminated as a result of Tenant's Hazardous Materials Activities, Landlord in addition to any other rights it may have under this Lease or under Environmental Laws or other laws, may enter upon the Property and conduct inspection, sampling and analysis, including but not limited to obtaining and analyzing samples of soil and groundwater, for the purpose of determining the nature and extent of such contamination. Tenant shall promptly reimburse Landlord for the costs of such an investigation, including but not limited to reasonable attorneys' fees Landlord incurs with respect to such investigation, that discloses Hazardous Materials contamination for which Tenant is liable under this Lease. Except as may be required of Tenant by applicable Environmental Laws, Tenant shall not perform any sampling, testing, or drilling to identify the presence of any Hazardous Materials at the Property, without Landlord's prior written consent which may be withheld in Landlord's discretion. Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any sampling, testing or drilling performed pursuant to the preceding sentence.

         E. Tenant shall indemnify, defend (with legal counsel acceptable to Landlord, whose consent shall not unreasonably be withheld) and hold harmless Landlord, its employees, assigns, successors, successors-in-interest, agents and representatives from and against any and all claims (including but not limited to third party claims from a private party or a government authority), liabilities, obligations, losses, causes of action, demands, governmental proceedings or directives, fines, penalties, expenses, costs (including but not limited to reasonable attorneys', consultants' and other experts' fees and costs), and damages, which arise from or relate to: (i) Tenant's Hazardous Materials Activities; (ii) any Hazardous Materials contamination caused by Tenant prior to the Commencement Date of the Lease; or (iii) the breach of any obligation of Tenant under this Paragraph 44 (collectively, "Tenant's Environmental Indemnification"). Tenant's Environmental Indemnification shall include but is not limited to the obligation to promptly and fully reimburse Landlord for losses in or reductions to rental income, and diminution in fair market value of the Property. Tenant's Environmental Indemnification shall further include but is not limited to the obligation to diligently and properly implement to completion, at Tenant's expense, any and all environmental investigation, removal, remediation, monitoring, reporting, closure activities, or other environmental response action (collectively, "Response Actions"). Tenant shall promptly provide Landlord with copies of any claims, notices, work plans, data and reports prepared, received or submitted in connection with any Response Actions.

         F. Landlord hereby informs Tenant, and Tenant hereby acknowledges, that the Premises and adjacent properties overlie a former solid waste landfill site commonly known as the Westport Landfill ("Former Landfill"). Landlord further informs Tenant, and Tenant hereby acknowledges, that (i) prior testing has detected the presence of low levels of certain volatile and semi-volatile organic compounds and other contaminants in the groundwater, in the leachate from the landfilled solid waste, and/or in certain surface waters of the Property, as more fully described in Section 2.3.2 of the report entitled "Revised Discharge Monitoring Plan, Westport Landfill Site, Redwood City, California" prepared by Geomatrix Consultants, dated May 1996 ("Discharge Plan"), (ii) methane gas is or may be generated by the landfilled solid waste (item "i" immediately preceding and this item "ii" are hereafter collectively referred to as the "Landfill Contamination"), and (iii) the Premises and the Former Landfill are subject to the California Regional Water Quality Control Board's ("Regional Board") Waste Discharge Requirements Order No. 94-181 (the "Order"). The Order is attached hereto as Exhibit C. As evidenced by their initials set forth immediately below, Tenant acknowledges that Landlord has provided Tenant with copies of the environmental reports listed on Exhibit D, and Tenant acknowledges that Tenant and Tenant's experts (if any) have had ample opportunity to review such reports and that Tenant has satisfied itself as to the environmental conditions of the Property and the suitability of such conditions for Tenant's intended use of the Property.

                  Initial: ____________     Initial: _____________
                           Tenant                    Landlord

              Initial:________
Multi Tenant/Complex              Page 23 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

         G. Landlord shall indemnify, defend, and hold harmless Tenant against any and all claims asserted by third parties (excluding any agents, employees, contractors, vendors, invitees, visitors, future subtenants and assignees of Tenant, and excluding any other parties related to Tenant), including all liabilities, judgments, damages, suits, orders, government directives, costs and expenses in connection with such claims, which arise from
(i) the Landfill Contamination, or (ii) the Order, as may be amended ("Landlord's Environmental Indemnity"); provided however that Landlord's Environmental Indemnity shall be subject to the following limitations and conditions:

         (1) Landlord's Environmental Indemnity shall not apply to any economic or consequential damages suffered by Tenant, including but not limited to loss of business or profits.

         (2) Landlord's Environmental Indemnity shall not apply, without limitation, to any releases caused by Tenant's Hazardous Materials Activities.

         (3) Tenant acknowledges that Landlord must comply with the Order, as may be amended, and with directives of government authorities including the Regional Board, with respect to the Contamination and the Former Landfill. Tenant further acknowledges that groundwater monitoring wells, methane recovery wells and equipment, and other environmental control devices are located on and about the Premises and may be modified or added to during the term of the Lease (collectively, "Environmental Equipment"), and that environmental investigation, monitoring, closure and post-closure activities (collectively, "Environmental Activities") will be performed on the Premises during the term of the Lease. Tenant shall allow Landlord, and any other party named as a discharger under the Order, as may be amended, and their respective agents, consultants and contractors, and agents of governmental environmental authorities with jurisdiction ("Government Representatives") to enter the Premises to access the Environmental Equipment and to perform Environmental Activities during the term of the Lease, provided that Tenant's use and occupancy of the Premises shall not unreasonably be disturbed.

         (4) Tenant and Landlord shall reasonably cooperate with each other regarding any Environmental Activities to be performed, and regarding any Environmental Equipment to be installed, maintained, or removed on the Premises during the term of the Lease.

         (5) Tenant shall be responsible at its expense for repairing any Environmental Equipment damaged due to the negligence of Tenant or Tenant's agents, employees, contractors, vendors, invitees, visitors, future subtenants or assignees (such terms "invitees" and "visitors" as used in this Paragraph 44 shall not include Landlord or any other party named as a discharger under the Order as may be amended, or any of their respective agents, consultants or contractors, or any Government Representatives).

It is agreed that the Tenant's responsibilities related to Hazardous Materials will survive the expiration or termination of this Lease and that Landlord may obtain specific performance of Tenant's responsibilities under this Paragraph 44.

         45. BROKERS. Tenant represents and warrants that it has not dealt with any real estate brokers, agents, or finders in connection with the original Term of this Lease, and knows of no real estate broker, agent or finder who is entitled to a commission in connection with this Lease ("Lease Commission"). Tenant agrees to defend, protect, indemnify and hold Landlord harmless from and against all claims for brokerage commissions, finder's fees, and other compensation made by any broker, agent, or finder as consequence of the Tenant's actions or dealings with such broker, agent or finder. The parties hereto acknowledge that Landlord will not pay a Lease Commission to any broker related to the original Term of this Lease, or in the event this Lease is extended or the square footage leased hereunder is increased for any reason whatsoever.

         46. RIGHT TO USE FIRST FLOOR SHIPPING & RECEIVING AREA. Subject to the terms and conditions stated herein, from the Lease Commencement Date through April 30, 2004 ("Phase I Period"), Tenant shall have the right to use the Dock Area as shown in Blue on Exhibit B attached hereto ("Dock Area"). Said Dock Area consists of approximately 3,532+ square feet located on the first floor of the Building, which square footage includes Tenant's Proportionate Share of the Common Area related to

              Initial:________
Multi Tenant/Complex              Page 24 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

the Dock Area. Tenant's Basic Rent as scheduled in Lease Paragraph 4 ("Rent") does not include a Basic Rent charge for said Dock Area, therefore Tenant's Basic Rent shall not be reduced at the expiration of the Phase I Period. However Tenant shall be responsible during the Phase I Period for paying all Additional Rent costs related to the Dock Area. In the event Landlord leases any or all of the remaining space in the Building to a third party tenant or tenants who desire to use the Dock Area during the Phase I Period, or thereafter, Tenant agrees and understands that its Lease may be amended and all or part of said Dock Area shall become a Common Area to be shared with any other third party tenant or tenants. In the event Landlord converts said Dock Area into Common Area, Landlord will construct any necessary demising walls, at Landlord's sole cost and expense. In the event Landlord elects to convert any or all said Dock Area into Common Area, this Lease shall be further amended to reflect the reduction in the Leased Premises due to the conversion of the Dock Area into Common Area. At the end of Phase I Period, Tenant shall be responsible for surrendering the Dock Area as required under Lease Paragraph 8 ("Acceptance and Surrender of Premises").

         47. EARLY ENTRY: Upon receipt of written notice from Landlord that the Premises is available for Tenant's entry, Tenant and its agents and contractors shall be permitted to enter the Premises prior to the Commencement Date for the purpose of installing at Tenant's sole cost and expense, Tenant's trade fixtures and equipment, telephone equipment, security systems and cabling for computers ("Tenant's Work"). Such entry shall be subject to all of the terms and conditions of this Lease, except that Tenant shall not be required to pay any Rent on account thereof. Any entry or installation work by Tenant and its agents in the Premises pursuant to this Paragraph 47 shall (i) be undertaken at Tenant's sole risk, and (ii) not be deemed occupancy or possession of the Premises for purposes of the Lease. Tenant shall indemnify, defend, and hold Landlord harmless from any and all loss, damage, liability, expense (including reasonable attorney's fees), claim or demand of whatsoever character, direct or consequential, including, but without limiting thereby the generality of the foregoing, injury to or death of persons and damage to or loss of property arising out of the exercise by Tenant of any early entry right granted hereunder. In the event Tenant's Work in said Premises delays the completion of the interior improvements to be provided by Landlord, if any, or in the event Tenant has not completed Tenant's Work by the scheduled Commencement Date, it is agreed between the parties that this Lease will commence on the scheduled Commencement Date of May 1, 2003 regardless of the construction status of said interior improvements completed or to be completed by Tenant or Landlord, as the case may be, unless the parties agree in writing to delay the Lease Commencement Date.

         48. MISCELLANEOUS AND GENERAL PROVISIONS.

         A. Use of Building Name. Tenant shall not, without the written consent of Landlord, use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises.

         B. Premises Address. It is understood that (i) the current address for the Premises is shown on page 1 of this Lease, and that (ii) the address for the Premises is subject to change at any time by the City in which the Premises are located (the "City"). In the event the address assigned to the Premises is changed by the City, this Lease shall thereafter be amended to reflect the assigned address for the Premises leased hereunder and Landlord shall not be liable to Tenant for any costs or expenses incurred by Tenant as a result of said address change.

         C. Choice of Law/Venue; Severability. This Lease shall in all respects be governed by and construed in accordance with the laws of the County of Santa Clara in the State of California and the venue shall be in Santa Clara County. If any provisions of this Lease shall be invalid, unenforceable, or ineffective for any reason whatsoever, all other provisions hereof shall be and remain in full force and effect.

         D. Definition of Terms. The term "Premises" includes the space leased hereby and any improvements now or hereafter installed therein or attached thereto. The term "Landlord" or any pronoun used in place thereof includes the plural as well as the singular and the successors and assigns of Landlord. The term "Tenant" or any pronoun used in place thereof includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations, and their and each of their respective heirs, executors, administrators, successors and permitted assigns, according to the context hereof, and the provisions of this Lease shall inure to the benefit of and bind such heirs, executors, administrators, successors and permitted assigns.

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Multi Tenant/Complex              Page 25 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

         The term "person" includes the plural as well as the singular and individuals, firms, associations, partnerships and corporations. Words used in any gender include other genders. If there be more than one Tenant the obligations of Tenant hereunder are joint and several. The paragraph headings of this Lease are for convenience of reference only and shall have no effect upon the construction or interpretation of any provisions hereof.

         E. Time Of Essence. Time is of the essence of this Lease and of each and all of its provisions.

         F. Quitclaim. At the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten
(10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the real property of which Tenant's Premises are a part.

         G. Incorporation of Prior Agreements; Amendments. This instrument along with any exhibits and attachments hereto constitutes the entire agreement between Landlord and Tenant relative to the Premises and this agreement and the exhibits and attachments may be altered, amended or revoked only by an instrument in writing signed by both Landlord and Tenant. Landlord and Tenant agree hereby that all prior or contemporaneous oral agreements between and among themselves and their agents or representatives relative to the leasing of the Premises are merged in or revoked by this agreement.

         H. Recording. Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the consent of the other.

         I. Amendments for Financing. Tenant further agrees to execute any reasonable amendments required by a lender to enable Landlord to obtain financing, so long as Tenant's rights hereunder are not substantially affected.

         J. Clauses, Plats and Riders. Clauses, plats and riders, if any, signed by Landlord and Tenant and endorsed on or affixed to this Lease are a part hereof.

         K. Diminution of Light, Air or View. Tenant covenants and agrees that no diminution or shutting off of light, air or view by any structure which may be hereafter erected (whether or not by Landlord) shall in any way affect this Lease, entitle Tenant to any reduction of Rent hereunder or result in any liability of Landlord to Tenant.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year last written below.

LANDLORD:                                    TENANT:

WESTPORT JOINT VENTURE                       FIRST VIRTUAL COMMUNICATIONS, INC.,
a California joint venture                   a Delaware corporation

JOHN ARRILLAGA SURVIVOR'S TRUST              By /s/ Truman Cole
                                             --------------------------------
                                                Truman Cole
                                             ________________________________
By /s/ John Arrillaga                        Print or Type Name/Title
   ---------------------
John Arrillaga, Trustee

Date: March 10, 2003                         Date: March 10, 2003
     -------------------                          ----------------------------
PEERY PRIVATE INVESTMENT
COMPANY-WP, L.P.,
a California limited partnership

              Initial:________
Multi Tenant/Complex              Page 26 of 27

                                                 BUILDING:        Wesport 17
                                                 PROPERTY:        30-0017
                                                 UNIT:            4
                                                 LEASE ID:        0117-FVCC01-01

By /s/ Richard T. Peery
Richard T. Peery, Trustee of the
Richard T. Peery Separate Property
Trust dated 7/20/77, as its General
Partner

Date: March 10, 2003

PEERY PUBLIC INVESTMENT
COMPANY-WP, L.P.,
a California limited partnership

By /s/ Richard T. Peery
Richard T. Peery, Trustee of the
Richard T. Peery Separate Property
Trust dated 7/20/77, as its General
Partner

Date: March 10, 2003

              Initial:________
Multi Tenant/Complex              Page 27 of 27